UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  September 7, 2011

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant's telephone number	IRS Employer Identification Number
1-8841	NEXTERA ENERGY, INC. 700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000	59-2449419

State or other jurisdiction of incorporation or organization:  Florida

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7 - REGULATION FD

Item 7.01  Regulation FD Disclosure

On September 7, 2011, at the 2011 Barclays Capital CEO Energy-Power Conference in New York, NY, Armando Pimentel, Jr., executive vice president, finance and chief financial officer of NextEra Energy, Inc. (NextEra Energy), will discuss NextEra Energy's long-term growth expectations, including (i) reaffirmation of NextEra Energy's previously announced average adjusted earnings per share growth expectations of approximately 5% to 7% per year through 2014 from the previously announced 2011 adjusted earnings per share base of $4.35 to $4.65 and (ii) 2011 adjusted earnings per share expectations towards the lower end of that range.  Members of NextEra Energy's management team will also be discussing these expectations at various investor meetings in the Northeast and Canada during the period from September 7 to September 21, 2011, as well as at the 2011 Bank of America Merrill Lynch Power and Gas Leaders Conference on September 21, 2011 in New York, New York.  NextEra Energy's 2011 adjusted earnings per share expectations and average adjusted earnings per share growth expectations should be viewed in conjunction with NextEra Energy’s cautionary statements and risk factors set forth below.  The 2011 adjusted earnings per share expectations and average adjusted earnings per share growth expectations exclude the cumulative effect of adopting new accounting standards, the unrealized mark-to-market effect of non-qualifying hedges and net other than temporary impairment losses on securities held in NextEra Energy Resources, LLC's (NextEra Energy Resources) nuclear decommissioning funds, none of which can be determined at this time, as well as the loss expected from the sale of certain natural gas-fired generating assets announced by NextEra Energy Resources on September 1, 2011.  Adjusted earnings do not represent a substitute for net income, as prepared in accordance with generally accepted accounting principles.

Cautionary Statements And Risk Factors That May Affect Future Results

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (Reform Act), NextEra Energy, Inc. (NextEra Energy) and Florida Power & Light Company (FPL) are hereby providing cautionary statements identifying important factors that could cause NextEra Energy's or FPL's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of NextEra Energy and FPL in this Form 8-K, on their respective websites, in response to questions or otherwise.  Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, strategies, future events or performance (often, but not always, through the use of words or phrases such as will, will likely result, are expected to, will continue, is anticipated, aim, believe, could, should, would, estimated, may, plan, potential, projection, goals, target, outlook, predict and intend or words of similar meaning) are not statements of historical facts and may be forward-looking.  Forward-looking statements involve estimates, assumptions and uncertainties.  Accordingly, any such statements are qualified in their entirety by reference to, and are accompanied by, the following important factors (in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements) that could have a significant impact on NextEra Energy's and/or FPL's operations and financial results, and could cause NextEra Energy's and/or FPL's actual results to differ materially from those contained or implied in forward-looking statements made by or on behalf of NextEra Energy and/or FPL.

Any forward-looking statement speaks only as of the date on which such statement is made, and NextEra Energy and FPL undertake no obligation to update any forward-looking statement to reflect events or circumstances, including unanticipated events, after the date on which such statement is made, unless otherwise required by law.  New factors emerge from time to time and it is not possible for management to predict all of such factors, nor can it assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained or implied in any forward-looking statement.

The business, financial results, financial condition and prospects of NextEra Energy and FPL are subject to a variety of significant risks, many of which are beyond their control.  The following is a description of some of the important risk factors that may adversely affect the business and may cause the actual results of NextEra Energy and FPL in future periods to differ substantially from those that NextEra Energy or FPL currently expects or seeks.  Many of the risks set forth below may only apply to a portion of the businesses of subsidiaries of NextEra Energy, such as its FPL business, its wind or solar generation development businesses, its transmission business or its gas infrastructure business.  Accordingly, references to “NextEra Energy” below in some instances refer to the applicable businesses or subsidiaries of NextEra Energy.  Risks specifically applicable to FPL generally include a reference to “FPL.”

NextEra Energy’s and FPL’s financial results may be adversely affected by the extensive regulation of their businesses.

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The operations of NextEra Energy and FPL are subject to complex and comprehensive federal, state and other regulation.  This extensive regulatory framework, some but not all of which is more specifically identified in the following risk factors, regulates, among other things, NextEra Energy's and FPL's industry, rate and cost structure, operation of nuclear power facilities, construction and operation of generation, transmission and distribution facilities, acquisition, disposal, depreciation and amortization of assets and facilities, decommissioning costs, transmission reliability, wholesale and retail competition, and commodities trading and derivatives transactions.  In their business planning and in the management of their operations, NextEra Energy and FPL must address the effects of regulation on their businesses and proposed changes in the regulatory framework.  Significant changes in the nature of the regulation of NextEra Energy’s and FPL’s businesses could require changes to their business planning and management of their businesses and could adversely affect their financial results, including, but not limited to, the value of their assets.  NextEra Energy and FPL must periodically apply for licenses and permits from various local, state, federal and other regulatory authorities and abide by their respective conditions.  Should NextEra Energy or FPL be unsuccessful in obtaining necessary licenses or permits on acceptable terms, should there be a delay in obtaining or renewing necessary licenses or permits or should regulatory authorities initiate any investigations or enforcement actions or impose penalties or disallowances on NextEra Energy or FPL, NextEra Energy’s and FPL’s businesses could be adversely affected.

NextEra Energy’s and FPL’s financial results could be negatively affected if they or their rate-regulated businesses are unable to recover, in a timely manner, certain costs, a return on certain assets or an appropriate return on capital from customers through regulated rates and, in the case of FPL, cost recovery clauses.

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FPL is a regulated entity subject to the jurisdiction of the Florida Public Service Commission (FPSC) over a wide range of business activities, including, among other items, the retail rates charged to its customers, the terms and conditions of its services, procurement of electricity for its customers, issuance of securities, transfers of some utility assets and facilities to affiliates, and aspects of the siting and operation of its generating plants and transmission and distribution systems for the sale of electric energy.  Lone Star Transmission, LLC (Lone Star), which is a wholly-owned subsidiary of NextEra Energy, is a regulated entity subject to the jurisdiction of the Public Utility Commission of Texas (PUCT) over a wide range of business activities.  The FPSC and PUCT have the authority to disallow recovery by FPL and Lone Star, respectively, of costs that it considers excessive or imprudently incurred.  The regulatory process, which may be adversely affected by the political, regulatory and economic environment in Florida, Texas and elsewhere, can restrict NextEra Energy’s and FPL’s ability to grow earnings and does not provide any assurance as to achievement of authorized or other earnings levels.  NextEra Energy’s and FPL’s financial results could be materially adversely affected if any material amount of costs, a return on certain assets or an appropriate return on capital cannot be recovered through base rates, cost recovery clauses or other regulatory mechanisms.

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Decisions of the FPSC and the PUCT have been and, in the future, may be adversely affected by the local and national political, regulatory and economic environment and may adversely affect the financial results of NextEra Energy and FPL.  These decisions may require, for example, NextEra Energy or FPL to cancel or delay planned development activities and to reduce or delay other planned capital expenditures which could reduce the earnings potential of NextEra Energy and FPL.

NextEra Energy and FPL are subject to federal regulatory compliance and proceedings which have significant compliance costs and expose them to substantial monetary penalties and other sanctions.

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In addition to the regulatory risks that may affect NextEra Energy and FPL described above, the extensive federal regulation of the operations of NextEra Energy and FPL exposes the companies to significant and increasing compliance costs.  NextEra Energy and FPL also are subject to costs and other potentially adverse effects of regulatory investigations, proceedings, settlements, decisions and claims, including, among other items, potentially significant monetary penalties for non-compliance.  As an example, under the Energy Policy Act of 2005, NextEra Energy and FPL, as owners and operators of bulk power transmission systems and/or electric generation facilities, are subject to mandatory reliability standards.  Compliance with these mandatory reliability standards may subject NextEra Energy and FPL to higher operating costs and may result in increased capital expenditures.  If FPL or NextEra Energy is found not to be in compliance with these standards, it may incur substantial monetary penalties and other sanctions.

NextEra Energy and FPL may be adversely affected by increased governmental and regulatory scrutiny or negative publicity.

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From time to time, political and public sentiment may result in a significant amount of adverse press coverage and other adverse public statements affecting NextEra Energy and FPL.  Adverse press coverage and other adverse statements may result in investigations by regulators, legislators and law enforcement officials or in lawsuits.  Responding to these investigations and lawsuits, regardless of the ultimate outcome of the proceeding, can divert the time and effort of senior management from NextEra Energy’s and FPL’s businesses.  Addressing any adverse publicity, governmental scrutiny or enforcement or other legal proceedings is time consuming and expensive and, regardless of the factual basis for the assertions being made, can also have a negative impact on the reputation of NextEra Energy and FPL and on the morale and performance of their employees, which could adversely affect their financial results.

NextEra Energy’s and FPL’s businesses are subject to risks associated with legislative and regulatory initiatives.

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NextEra Energy and FPL operate in a changing market environment influenced by various legislative and regulatory initiatives, including, for example, initiatives regarding regulation, deregulation or restructuring of the energy industry and regulation of the commodities trading and derivatives markets.  NextEra Energy and its subsidiaries will need to adapt to any changes and may face increasing costs and competitive pressures in doing so.  NextEra Energy produces the majority of its electricity from clean and renewable fuels, such as nuclear, natural gas and wind, operates in the competitive segment of the electric industry, has targeted the competitive segments of the electric industry for some of its future growth and relies on the efficient operation of the commodities trading and derivatives markets.  NextEra Energy’s financial results and growth prospects could be adversely affected as a result of new, or changes in, laws, regulations or interpretations, or other regulatory initiatives, including, but not limited to, those that reverse or restrict the competitive restructuring of the energy industry or the effective operation of the commodities trading or derivatives markets.

NextEra Energy and FPL are subject to numerous environmental laws and regulations that require capital expenditures, increase their cost of operations and may expose them to liabilities.

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NextEra Energy and FPL are subject to domestic and foreign environmental laws and regulations, including, but not limited to, extensive federal, state, and local environmental statutes, rules and regulations relating to air quality, water quality and usage, climate change, greenhouse gas (GHG), including, but not limited to, carbon dioxide (CO2) emissions, waste management, hazardous wastes, marine, avian and other wildlife mortality and habitat protection, natural resources, health, safety and renewable portfolio standards (RPS) that could, among other things, prevent or delay the development of power generation, power or natural gas transmission, or other infrastructure projects, restrict the output of some existing facilities, limit the use of some fuels required for the production of electricity, require additional pollution control equipment, and otherwise increase costs or limit or eliminate certain operations.  There are significant capital, operating and other costs associated with compliance with these environmental statutes, rules and regulations, and those costs could be even more significant in the future as a result of new legislation, the current trend toward more stringent standards, and stricter and more expansive application of existing environmental regulations.  For example, among other potential or pending changes described elsewhere in this report, the process of hydraulic fracturing or similar technologies to drill for natural gas and related compounds used by NextEra Energy's gas infrastructure business are currently being debated for potential regulation at the state and federal levels.  Violations of current or future laws, rules and regulations could expose NextEra Energy and FPL to regulatory proceedings, disputes with, and legal challenges by, third parties, and potentially significant civil fines, criminal penalties and other sanctions.

NextEra Energy’s and FPL’s businesses could be negatively affected by federal or state laws or regulations mandating new or additional limits on the production of GHG emissions.

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Federal or state laws or regulations may be adopted that would impose new or additional limits on GHG, including, but not limited to, CO2 and methane, from electric generating units storing and combusting fossil fuels like coal and natural gas.  The potential effects of such GHG emission limits on NextEra Energy’s and FPL’s electric generating units are subject to significant uncertainties based on, among other things, the timing of the implementation of any new requirements, the required levels of emission reductions, the nature of any market-based or tax-based mechanisms adopted to facilitate reductions, the relative availability of GHG emission reduction offsets, the development of cost-effective, commercial-scale carbon capture and storage technology and supporting regulations and liability mitigation measures, and the range of available compliance alternatives.  While NextEra Energy’s and FPL’s electric generating units emit GHGs at a lower rate of emissions than most of the U.S. electric generation sector, the financial results of NextEra Energy and FPL could be adversely affected to the extent that any new GHG emission limits, among other potential impacts:

•	create substantial additional costs in the form of taxes or emission allowances;

•	make some of NextEra Energy’s and FPL’s electric generating units uneconomical to operate in the long term;

•	require significant capital investment in carbon capture and storage technology, fuel switching, or the replacement of high-emitting generation facilities with lower-emitting generation facilities; or

•	affect the availability or cost of fossil fuels.

The construction, operation and maintenance of nuclear generation facilities involve risks that could result in fines or the closure of nuclear generation facilities owned by NextEra Energy or FPL and in increased costs and capital expenditures.

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Together, FPL and NextEra Energy’s other subsidiaries own, or hold undivided interests in, eight nuclear generation units in four states.  The construction, operation and maintenance of the facilities involve inherent risks, including, but not limited to, the following:

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The nuclear generation facilities are subject to environmental, health and financial risks, such as risks relating to site storage of spent nuclear fuel, the disposition of spent nuclear fuel, leakage and emissions of tritium and other radioactive elements in the event of a nuclear accident or otherwise, the threat of a terrorist attack and other potential liabilities arising out of the ownership or operation of the facilities.  Although NextEra Energy and FPL maintain decommissioning funds and external insurance coverage which are intended to reduce the financial exposure to some of these risks, the cost of decommissioning the facilities could exceed the amount available in the decommissioning funds, and the liability and property damages could exceed the amount of insurance coverage.  In the event of an incident at any nuclear generation facility in the United States or at certain nuclear generation facilities in Europe, NextEra Energy and FPL could be assessed significant retrospective assessments and/or retrospective insurance premiums as a result of their participation in a secondary financial protection system and a nuclear insurance mutual company.

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The U.S. Nuclear Regulatory Commission (NRC) has broad authority to impose licensing and safety-related requirements for the construction of nuclear generation facilities, the addition of capacity at existing nuclear generation facilities, and the operation and maintenance of nuclear generation facilities, and such requirements are subject to change.  In the event of non-compliance, the NRC has the authority to impose fines or shut down a nuclear generation facility, or to take both of these actions, depending upon its assessment of the severity of the situation, until compliance is achieved.  NRC orders or new regulations related to increased security measures and any future safety requirements promulgated by the NRC could require NextEra Energy and FPL to incur substantial operating and capital expenditures at their nuclear generation facilities.  In addition, any serious nuclear incident occurring at a NextEra Energy or FPL plant could result in substantial remediation costs and other expenses.  A major incident at a nuclear facility anywhere in the world could cause the NRC to limit or prohibit the operation or licensing of any domestic nuclear generation facility.  An incident at a nuclear facility anywhere in the world also could cause the NRC to impose additional conditions or other requirements on the industry, which could increase costs and result in additional capital expenditures.

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The operating licenses for NextEra Energy’s and FPL’s nuclear generation facilities extend through at least 2030.  If any of NextEra Energy’s or FPL’s nuclear generation units cannot be operated through the end of their respective operating licenses, NextEra Energy or FPL may be required to increase depreciation rates, incur impairment charges and accelerate future decommissioning expenditures, which could adversely affect their financial results.

•	Terrorist threats and increased public scrutiny of nuclear generation facilities could result in increased nuclear licensing or compliance costs which are difficult or impossible to predict.

NextEra Energy’s and FPL’s operating results could suffer if they do not proceed with projects under development or are unable to complete the construction of, or capital improvements to, generation, transmission, distribution or other facilities on schedule or within budget.

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NextEra Energy and FPL may incur significant costs for development of projects, including, but not limited to, preliminary engineering, permitting, legal and other expenses before it can be established whether a project is feasible, economically attractive, capable of being financed or, in some cases, approved for regulatory recoveries.  The ability of NextEra Energy and FPL to complete construction of, and capital improvement projects for, their generation, transmission, distribution, gas infrastructure and other facilities on schedule and within budget may be adversely affected by escalating costs for materials and labor and regulatory compliance, inability to obtain or renew necessary licenses, rights-of-way, permits or other approvals on acceptable terms, delays in obtaining or renewing necessary licenses, permits, rights-of-way and other approvals, disputes involving contractors, labor organizations, land owners and other third parties, negative publicity, transmission interconnection issues and other factors or failures.  If any development project or construction or capital improvement project is not completed or is delayed or subject to cost overruns, NextEra Energy's and FPL's operational and financial results may be adversely affected.  In any such event, among other matters, NextEra Energy and FPL could be subject to additional costs, which, in some cases, may not be recoverable through regulatory mechanisms, and could result in delay or termination payments and other damages under committed contracts, loss of tax credits and the write-off of their investment in the project.

The operation and maintenance of power generation, transmission and distribution facilities involve significant risks that could adversely affect the financial results of NextEra Energy and FPL.

•	The operation and maintenance of power generation, transmission and distribution facilities involve many risks, such as those identified elsewhere in these risk factors and those arising due to:

•	risks of start-up operations;

•	failures in the supply, availability or transportation of fuel;

•	the impact of unusual or adverse weather conditions, including, but not limited to, natural disasters such as hurricanes, floods, earthquakes and droughts;

•	performance below expected or contracted levels of output or efficiency;

•	breakdown or failure of equipment, transmission and distribution lines or pipelines;

•	availability of replacement equipment;

•	risks of human injury from energized equipment;

•	availability of adequate water resources and ability to satisfy water discharge requirements;

•	inability to properly manage or mitigate known equipment defects throughout NextEra Energy’s and FPL’s generation fleets and transmission and distribution systems;

•	use of new or unproven technology; and

•	dependence on a specific fuel source.

The occurrence of any of these effects or events could result in, among other matters, lost revenues due to prolonged outages, increased expenses due to monetary penalties or fines, replacement equipment costs or an obligation to purchase or generate replacement power at potentially higher prices to meet contractual obligations.  Insurance, warranties or performance guarantees may not cover any or all of the lost revenues or increased expenses.  Breakdown or failure of an operating facility of NextEra Energy, for example, may prevent NextEra Energy from performing under applicable power sales agreements which, in some situations, could result in termination of the agreement or subject NextEra Energy to liability for liquidated damages.  The operation and maintenance of NextEra Energy’s gas infrastructure and power transmission businesses also are subject to many of the foregoing risks or substantially similar risks.

NextEra Energy and FPL are subject to operating risks associated with their natural gas and oil storage and pipeline infrastructure, and the use of such fuels in their generation facilities.

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NextEra Energy’s and FPL’s operations are subject to operating risks incident to handling, storing, transporting and consuming natural gas, natural gas liquids and oil including, but not limited to, adverse weather conditions, explosions, pollution, release of toxic substances, fires and other hazards, any of which could result in damage to or destruction of their facilities and other property or human injury.  If any of these events were to occur, NextEra Energy and FPL could suffer substantial losses.  Moreover, as a result of any such event, NextEra Energy and FPL may be from time to time a defendant in related legal proceedings.  As a result, NextEra Energy’s and FPL’s financial results and liquidity could be materially adversely affected if a significant event occurs that is not fully covered by insurance.

NextEra Energy’s competitive energy business is subject to development and operating risks that could limit the revenue growth of this business and have other negative effects on NextEra Energy’s financial results.

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To operate successfully in the competitive wholesale energy markets, NextEra Energy must, among other things, efficiently develop and operate its generating assets, procure adequate supplies of fuel and associated transportation at acceptable prices, successfully and timely complete project restructuring activities, maintain the qualifying facility status of certain projects and complete its energy deliveries in a timely manner.  Its ability to do so is subject to a variety of risks.  In addition to risks such as those identified elsewhere in these risk factors, risks that specifically affect NextEra Energy’s success in competitive wholesale markets and in the gas infrastructure business include:

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NextEra Energy may face increased competition, including, but not limited to, from other and new sources of power generation, excess generation capacity and shifting demand for power, legal and regulatory developments and general economic conditions.  Risks related to project siting, financing, construction, permitting, governmental approvals and the negotiation of project agreements may impede development activities.

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There can be significant volatility in market prices for fuel, electricity and renewable and other energy commodities.  NextEra Energy’s inability or failure to hedge effectively its assets or positions against changes in commodity prices, volumes, interest rates, counterparty credit risk or other risk measures could significantly impair NextEra Energy’s financial results.

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A portion of NextEra Energy’s power generation facilities operate wholly or partially without long-term power purchase agreements.  As a result, power from these facilities is sold on the spot market or on a short-term contractual basis, which may increase the volatility of NextEra Energy’s financial results.

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NextEra Energy depends upon power transmission and natural gas transportation facilities owned and operated by others.  If transmission or transportation of sufficient power or natural gas is unavailable or disrupted, NextEra Energy’s ability to sell and deliver its wholesale power or natural gas may be limited.

NextEra Energy’s competitive energy business is dependent on continued public policy support and governmental support for renewable energy, particularly wind and solar projects.

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NextEra Energy’s competitive energy business, NextEra Energy Resources, LLC (NextEra Energy Resources), depends heavily on government policies that support renewable energy and enhance the economic feasibility of developing wind and solar energy projects.  The federal government, a majority of the 50 U.S. states and portions of Canada and Spain provide incentives, such as tax incentives, RPS or feed-in tariffs, that support the sale of energy from renewable sources, such as wind and solar energy.  The applicable legislation often grants the relevant state public utility commission the ability to reduce electric supply companies’ obligations to meet the requirements in specified circumstances.  Any reduction or elimination of existing supportive policies, including, but not limited to, RPS or feed-in tariffs, and ultimately any failure to renew or increase existing supportive policies, could result in less demand for generation from NextEra Energy’s wind and solar energy projects.

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The American Recovery and Reinvestment Act of 2009, as amended, includes, among other things, provisions that allow companies building wind facilities the option to choose among the following three investment cost recovery mechanisms: (1) production tax credits which were extended for wind facilities placed in service prior to 2013, (2) investment tax credits (ITCs) of 30% of the cost for qualifying wind facilities placed in service prior to 2013, or (3) an election to receive a cash grant of 30% of the cost of qualifying wind facilities placed in service in 2009, 2010 or 2011, or if construction began prior to December 31, 2011 and the wind facility is placed in service prior to 2013.  An election to receive a cash grant of 30% in lieu of the 30% ITC also applies to the cost of qualifying solar facilities placed in service in either 2009, 2010 or 2011, or if construction began prior to December 31, 2011 and the solar facility is placed in service prior to 2017.  In order for NextEra Energy to continue to economically develop wind and solar energy projects in the future, it will need to utilize the investment cost recovery mechanisms currently available as well as requiring similar public policy support in the future.

NextEra Energy and FPL are subject to credit and performance risk from customers, counterparties and vendors.

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NextEra Energy and FPL are exposed to risks associated with the creditworthiness and performance of their customers, hedging counterparties and vendors under contracts for the supply of equipment, materials, fuel and other goods and services required for their business operations and for the construction and operation of, and for capital improvements to, their facilities.  Adverse conditions in the energy industry or the general economy, as well as circumstances of individual customers, counterparties and vendors, may affect the ability of some customers, counterparties and vendors to perform as required under their contracts.  If any counterparty or vendor fails to fulfill its contractual obligations, NextEra Energy and FPL may need to make arrangements with other counterparties or vendors, which could result in higher costs, untimely completion of power generation facilities and other projects, and/or a disruption of their operations.  If a defaulting counterparty is in poor financial condition, NextEra Energy and FPL may not be able to recover damages for any contract breach.

NextEra Energy’s and FPL’s financial results may continue to be negatively affected by slower customer growth and customer usage.

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NextEra Energy’s and FPL’s results of operations are affected by the growth in customer accounts and by customer usage, each of which directly influences the demand for electricity and the need for additional power generation and power delivery facilities.  A lack of growth or slower growth in the number of retail customers or in non-weather related customer usage, such as that which has occurred over the past several years, could adversely affect NextEra Energy’s and FPL’s results of operations.  Customer growth and customer usage are affected by a number of factors outside the control of NextEra Energy and FPL, such as mandated energy efficiency measures, demand side management goals, and economic and demographic conditions, such as population, job and income growth, housing starts and new business formation.  NextEra Energy’s and FPL’s financial results may also be adversely affected by FPL’s ability to negotiate or renegotiate franchise agreements on acceptable terms with municipalities and counties in Florida.  As a result, NextEra Energy and FPL may make, but not fully realize the anticipated benefits from, significant investments and expenditures, which could adversely affect their financial results.

NextEra Energy’s and FPL’s financial results are subject to risks associated with weather conditions, such as the impact of severe weather.

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NextEra Energy’s and FPL’s financial results can be negatively affected by changes in the weather.  Weather conditions directly influence the demand for electricity and natural gas, affect the price of energy and energy-related commodities, and can affect the production of electricity at power generating facilities, including, but not limited to, wind, solar and hydro-powered facilities.  For example, the level of wind resource affects the results of operations of wind generating facilities.  Since the levels of wind, solar and hydro resources are variable and difficult to predict, NextEra Energy’s results of operations for individual wind, solar and hydro facilities vary or may vary significantly from period to period depending on the level of available resources.  To the extent that resources are not available at planned levels, the returns from these facilities may be less than expected.

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In addition, NextEra Energy’s and FPL’s financial results would be affected by the impact of severe weather, such as hurricanes, floods and earthquakes, which can be destructive and cause power outages and property damage, reduce revenue, affect fuel supply, and require NextEra Energy and FPL to incur additional costs to restore service and repair damaged facilities.  As a company that provides electric service throughout most of the east and lower west coasts of Florida, FPL operates in an area that historically has been more prone to severe weather events, such as hurricanes.  A disruption or failure of electric generation, transmission or distribution systems or natural gas production, transmission, storage or distribution systems in the event of a hurricane, tornado, or other severe weather event, or otherwise, could prevent NextEra Energy and FPL from operating their businesses in the normal course and could result in any of the adverse consequences described above.  At FPL and other regulated businesses of NextEra Energy, recovery of costs to restore service and repair damaged facilities is or may be subject to regulatory approval, and any determination by the regulator not to permit timely and full recovery of the costs incurred would result in a negative financial impact on NextEra Energy and FPL.

Disruptions, uncertainty or volatility in the credit and capital markets may negatively affect NextEra Energy’s and FPL’s ability to fund their liquidity and capital needs and to meet their growth objectives, and can also adversely affect the results of operations and financial condition of NextEra Energy and FPL and exert downward pressure on the market price of NextEra Energy’s common stock.

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NextEra Energy and FPL rely on access to capital and credit markets as significant sources of liquidity for capital requirements and other operations requirements that are not satisfied by operating cash flows.  Disruptions, uncertainty or volatility in those capital and credit markets, such as conditions that have existed in the recent past, could increase NextEra Energy’s and FPL’s cost of capital.  If NextEra Energy or FPL is unable to access regularly the capital and credit markets on terms that are reasonable, it may have to delay raising capital, issue shorter-term securities and incur an unfavorable cost of capital, which, in turn, could adversely affect its ability to grow its businesses and could contribute to lower earnings and reduced financial flexibility.  The market price and trading volume of NextEra Energy’s common stock are subject to fluctuations as a result of, among other factors, general stock market conditions and changes in market sentiment regarding the operations, business, growth prospects and financing strategies of NextEra Energy and its subsidiaries.

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Although NextEra Energy’s competitive energy subsidiaries have used non-recourse or limited-recourse, project-specific financing in the past, market conditions and other factors could adversely affect the future availability of such financing.  The inability of NextEra Energy’s subsidiaries to access the capital and credit markets to provide project-specific financing for electric-generating and other energy facilities on favorable terms, whether because of disruptions or volatility in those markets or otherwise, could necessitate additional capital raising or borrowings by NextEra Energy and/or NextEra Energy Capital Holdings, Inc. (Capital Holdings) in the future.

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The inability of subsidiaries that have existing project-specific financing arrangements to meet the requirements of various agreements relating to those financings could give rise to a project-specific financing default which, if not cured or waived, might result in the specific project, and potentially in some limited instances its parent companies, being required to repay the associated debt or other borrowings earlier than otherwise anticipated, and if such repayment were not made, the lenders or security holders would generally have rights to foreclose against the project assets and related collateral, any of which actions could negatively affect NextEra Energy’s financial results, as well as the availability or terms of future financings for NextEra Energy or its subsidiaries.

NextEra Energy’s, Capital Holdings’ and FPL’s inability to maintain their current credit ratings may adversely affect NextEra Energy’s and FPL’s liquidity, limit the ability of NextEra Energy and FPL to grow their businesses, and increase interest costs, while the liquidity of the companies also could be impaired by the inability of their credit providers to maintain their current credit ratings or to fund their credit commitments.

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The inability of NextEra Energy, Capital Holdings and FPL to maintain their current credit ratings could adversely affect their ability to raise capital or obtain credit on favorable terms, which, in turn, could impact NextEra Energy’s and FPL’s ability to grow their businesses and service indebtedness and repay borrowings, and would likely increase their interest costs.  Some of the factors that can affect credit ratings are cash flows, liquidity, the amount of debt as a component of total capitalization, and political, legislative and regulatory actions.  There can be no assurance that one or more of the ratings of NextEra Energy, Capital Holdings and FPL will not be lowered or withdrawn entirely by a rating agency.

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The inability of NextEra Energy’s, Capital Holdings’ and FPL’s credit providers to maintain credit ratings acceptable under various agreements, or to fund their credit commitments, could require NextEra Energy, Capital Holdings or FPL, among other things, to renegotiate requirements in agreements, find an alternative credit provider with acceptable credit ratings to meet funding requirements, or post cash collateral.

The use of derivative contracts by NextEra Energy and FPL in the normal course of business could result in financial losses or the payment of margin cash collateral that could adversely affect their financial results and liquidity.

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NextEra Energy and FPL use derivative instruments, such as swaps, options, futures and forwards, some of which are traded in the over-the-counter (OTC) markets or on exchanges, to manage their commodity and financial market risks, and for NextEra Energy to engage in trading and marketing activities.  NextEra Energy could recognize financial losses as a result of volatility in the market values of these derivative instruments or if a counterparty fails to perform or make payments under these derivative instruments.  NextEra Energy also could suffer a reduction in operating cash flows as a result of the requirement to post margin cash collateral.  In the absence of actively quoted market prices and pricing information from external sources, the valuation of these derivative instruments involves management’s judgment or use of estimates.  Although NextEra Energy and FPL execute transactions in derivative instruments on either recognized exchanges or via the OTC markets, depending on the most favorable credit and market execution factors, there is greater volatility and less liquidity in transactions executed in OTC markets and, as a result, NextEra Energy and FPL may not be able to execute such transactions in times of market volatility.  As a result, changes in the underlying assumptions or use of alternative valuation methods could affect the reported fair value of these derivative instruments.  In addition, FPL’s use of such instruments could be subject to prudence challenges and, if found imprudent, could result in disallowances of cost recovery for such use by the FPSC.

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NextEra Energy provides full energy and capacity requirement services, which include, for example, load-following services and various ancillary services, primarily to distribution utilities to satisfy all or a portion of such utilities’ power supply obligations to their customers.  The supply costs for these transactions may be affected by a number of factors, including, but not limited to, events that may occur after NextEra Energy has committed to supply power, such as weather conditions, fluctuating prices for energy and ancillary services, and the ability of the distribution utilities’ customers to elect to receive service from competing suppliers.  If the supply costs are not favorable, NextEra Energy’s operating costs could increase and adversely affect its results of operations.

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NextEra Energy is an active participant in energy markets.  The liquidity of regional energy markets is an important factor in the company's ability to manage risks in these operations.  Over the past several years, other market participants have ceased or significantly reduced their activities in energy markets as a result of several factors, including, but not limited to, government investigations, changes in market design, and deteriorating credit quality.  Liquidity in the energy markets can be adversely affected by price volatility, restrictions on the availability of credit, and other factors.  As a result, reductions in liquidity may restrict the ability of NextEra Energy to manage its risks, and this could negatively affect NextEra Energy’s financial results.

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NextEra Energy and FPL have hedging and trading procedures and associated risk management tools, such as separate but complementary financial, credit, operational, compliance and legal reporting systems, internal controls, management review processes and other mechanisms, that may not work as planned.  Risk management tools and metrics such as daily value at risk, earnings at risk, stop loss limits and liquidity guidelines are based on historical price movements.  If price movements significantly or persistently deviate from historical behavior, the risk management tools may not protect against significant losses.  As a result of these and other factors, NextEra Energy and FPL cannot predict with precision the impact that risk management decisions may have on their financial results and liquidity.

NextEra Energy’s and FPL’s financial results and liquidity could be materially adversely affected if the rules implementing the Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act) broaden the scope of its provisions regarding the regulation of OTC financial derivatives and make them applicable to NextEra Energy and FPL.

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The Dodd-Frank Act was enacted into law in July 2010 which, among other things, provides for the regulation of the OTC derivatives market.  While the legislation is broad and detailed, substantial portions of the legislation require implementing rules to be adopted by federal governmental agencies including, but not limited to, the U.S. Securities and Exchange Commission and the U.S. Commodity Futures Trading Commission.  NextEra Energy and FPL cannot predict the final rules that will be adopted to implement the OTC derivatives market provisions of the Dodd-Frank Act.  Those rules could negatively affect NextEra Energy’s and FPL’s ability to hedge their commodity and interest rate risks, which could have a material adverse effect on NextEra Energy’s and FPL’s financial results.  The rules also could require NextEra Energy Resources to restructure part of its energy marketing and trading operations or to discontinue certain portions of its business.  In addition, if the rules require NextEra Energy and FPL to post cash collateral with respect to swap transactions, NextEra Energy’s and FPL’s liquidity could be materially adversely affected, and their ability to enter into OTC derivatives to hedge commodity and interest rate risks could be significantly limited.  Reporting and compliance requirements of the rules also could significantly increase operating costs and expose NextEra Energy and FPL to penalties for non-compliance.

NextEra Energy’s ability to successfully identify, complete and integrate acquisitions is subject to significant risks, including, but not limited to, the effect of increased competition for acquisitions resulting from the consolidation of the power industry.

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NextEra Energy is likely to encounter significant competition for acquisition opportunities that may become available as a result of the consolidation of the power industry in general.  In addition, NextEra Energy may be unable to identify attractive acquisition opportunities at favorable prices and to complete and integrate them successfully and in a timely manner.

NextEra Energy may be unable to meet its ongoing and future financial obligations and to pay dividends on its common stock if its subsidiaries are unable to pay upstream dividends or repay funds to NextEra Energy or if NextEra Energy is required to perform under guarantees of obligations of its subsidiaries.

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NextEra Energy is a holding company and, as such, has no material operations of its own.  Substantially all of NextEra Energy’s consolidated assets are held by subsidiaries.  NextEra Energy’s ability to meet its financial obligations, including, but not limited to, its guarantees, and to pay dividends on its common stock is primarily dependent on the subsidiaries’ net income and cash flows, which are subject to the risks of their respective businesses, and their ability to pay upstream dividends or to repay funds to NextEra Energy.  The subsidiaries have financial obligations, including, but not limited to, payment of debt service, which they must satisfy before they can fund NextEra Energy.  NextEra Energy’s subsidiaries are separate legal entities and have no obligation to provide NextEra Energy with funds for its payment obligations.  In addition, the dividend-paying ability of some of the subsidiaries is limited by contractual restrictions which are contained in outstanding financing agreements and which may be included in future financing agreements.  The future enactment of laws or regulations also may prohibit or restrict the ability of NextEra Energy's subsidiaries to pay upstream dividends or to repay funds.  NextEra Energy guarantees many of the obligations of its consolidated subsidiaries, other than FPL, through guarantee agreements with Capital Holdings.  These guarantees may require NextEra Energy to provide substantial funds to its subsidiaries or their creditors or counterparties at a time when NextEra Energy is in need of liquidity to fund its own obligations or to pay dividends.  In addition, in the event of a subsidiary’s liquidation or reorganization, NextEra Energy’s right to participate in a distribution of assets is subject to the prior claims of the subsidiary’s creditors.

Changes in tax laws, as well as judgments and estimates used in the determination of tax-related asset and liability amounts, could adversely affect NextEra Energy’s and FPL’s financial results, financial condition and liquidity.

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NextEra Energy’s and FPL’s provision for income taxes and reporting of tax-related assets and liabilities requires significant judgments and the use of estimates.  Amounts of tax-related assets and liabilities involve judgments and estimates of the timing and probability of recognition of income, deductions and tax credits, including, but not limited to, estimates for potential adverse outcomes regarding tax positions that have been taken and the ability to utilize tax benefit carryforwards, such as net operating loss and tax credit carryforwards.  Actual income taxes could vary significantly from estimated amounts due to the future impacts of, among other things, changes in tax laws, regulations and interpretations, financial condition and results of operations of NextEra Energy and its subsidiaries, including, but not limited to, FPL, as well as the resolution of audit issues raised by taxing authorities.  Ultimate resolution of income tax matters may result in material adjustments to tax-related assets and liabilities which could negatively affect NextEra Energy’s and FPL’s financial results, financial condition and liquidity.

NextEra Energy’s and FPL’s retail businesses are subject to the risk that sensitive customer data may be compromised, which could result in an adverse impact to their reputation and/or the financial results of the retail business.

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NextEra Energy’s and FPL’s retail businesses require access to sensitive customer data in the ordinary course of business.  NextEra Energy’s and FPL’s retail businesses may also need to provide sensitive customer data to vendors and service providers who require access to this information in order to provide services, such as call center services, to the retail businesses.  If a significant breach occurred, the reputation of NextEra Energy and FPL could be adversely affected, customer confidence could be diminished, customer information could be used for identity theft purposes, NextEra Energy and FPL would be subject to costs associated with the breach and/or NextEra Energy and FPL could be subject to fines and legal claims, any of which may have a negative impact on the businesses and/or NextEra Energy’s and FPL’s financial results.

A failure in NextEra Energy’s and FPL’s operational systems or infrastructure, or those of third parties, could impair their liquidity, disrupt their businesses, result in the disclosure of confidential information and adversely affect their financial results.

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NextEra Energy’s and FPL’s businesses are highly dependent on their ability to process and monitor, on a daily basis, a very large number of transactions, many of which are highly complex, and cross numerous and diverse markets.  Due to the size, scope and geographical reach of NextEra Energy’s and FPL’s businesses, and due to the complexity of the process of power generation, transmission and distribution, the development and maintenance of NextEra Energy’s and FPL’s operational systems and infrastructure is challenging.  NextEra Energy's and FPL’s operating systems and facilities may fail to operate properly or become disabled as a result of events that are either within, or wholly or partially outside, their control, such as operator error, severe weather or terrorist activities.  Any such failure or disabling event could adversely affect NextEra Energy’s and FPL’s ability to process transactions and provide services, and their financial results and liquidity.

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NextEra Energy and FPL add, modify and replace information systems on a regular basis.  Modifying existing information systems or implementing new or replacement information systems is costly and involves risks, including, but not limited to, integrating the modified, new or replacement system with existing systems and processes, implementing associated changes in accounting procedures and controls, and ensuring that data conversion is accurate and consistent.  Any disruptions or deficiencies in existing information systems, or disruptions, delays or deficiencies in the modification or implementation of new information systems, could result in increased costs, the inability to track or collect revenues, the diversion of management’s and employees’ attention and resources, and could negatively impact the effectiveness of the companies’ control environment, and/or the companies’ ability to timely file required regulatory reports.

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NextEra Energy and FPL also face the risks of operational failure, termination, or capacity constraints of third parties, including, but not limited to, those who provide power transmission and natural gas transportation services.

Threats of terrorism and catastrophic events that could result from terrorism, cyber attacks, or individuals and/or groups attempting to disrupt NextEra Energy’s and FPL’s businesses, or the businesses of third parties, may impact the operations of NextEra Energy and FPL in unpredictable ways and could adversely affect NextEra Energy’s and FPL’s financial results and liquidity.

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NextEra Energy and FPL are subject to the potentially adverse operating and financial effects of terrorist acts and threats, as well as cyber attacks and other disruptive activities of individuals or groups.  NextEra Energy’s and FPL’s generation, transmission and distribution facilities, fuel storage facilities, information technology systems and other infrastructure facilities and systems and physical assets, could be direct targets of, or indirectly affected by, such activities.  Terrorist acts or other similar events could harm NextEra Energy’s and FPL’s businesses by limiting their ability to generate, purchase or transmit power and by delaying their development and construction of new generating facilities and capital improvements to existing facilities.  These events, and governmental actions in response, could result in a material decrease in revenues and significant additional costs to repair and insure NextEra Energy’s and FPL’s assets, and could adversely affect NextEra Energy’s and FPL’s operations by contributing to disruption of supplies and markets for natural gas, oil and other fuels.  They could also impair NextEra Energy’s and FPL’s ability to raise capital by contributing to financial instability and lower economic activity.

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NextEra Energy and FPL operate in a highly regulated industry that requires the continued operation of sophisticated information technology systems and network infrastructure.  Despite NextEra Energy’s and FPL’s implementation of security measures, all of their technology systems are vulnerable to disability, failures or unauthorized access due to such activities.  If NextEra Energy’s or FPL’s technology systems were to fail or be breached and be unable to recover in a timely way, NextEra Energy and FPL would be unable to fulfill critical business functions, and sensitive confidential and other data could be compromised, which could have a material adverse effect on NextEra Energy’s and FPL’s financial results.

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The implementation of security guidelines and measures and maintenance of insurance, to the extent available, addressing such activities could increase costs.  These types of events could materially adversely affect NextEra Energy’s and FPL’s financial results.  In addition, these types of events could require significant management attention and resources, and could adversely affect NextEra Energy’s and FPL’s reputation among customers and the public.

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A disruption of the regional electric transmission grid, natural gas pipeline infrastructure or other fuel sources, could negatively impact NextEra Energy’s and FPL’s businesses.  Because generation, transmission systems and natural gas pipelines are part of an interconnected system, NextEra Energy and FPL face the risk of possible loss of business due to a disruption caused by the impact of an event on the interconnected system (such as severe weather or a generator or transmission facility outage, pipeline rupture, or a sudden and significant increase or decrease in wind generation) within NextEra Energy’s and FPL’s systems or within a neighboring system.  Any such disruption could have a material adverse effect on NextEra Energy’s and FPL’s financial results.

The ability of NextEra Energy and FPL to obtain insurance and the terms of any available insurance coverage could be adversely affected by international, national, state or local events and company-specific events, as well as the financial condition of insurers. NextEra Energy’s and FPL’s insurance coverage may not provide protection against all significant losses.

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The ability of NextEra Energy and FPL to obtain insurance, as well as the cost and coverage of such insurance, could be affected by developments affecting their businesses, as well as by international, national, state or local events, as well as the financial condition of insurers.  Insurance coverage may not continue to be available at all or at rates or on terms similar to those presently available to NextEra Energy and FPL.  A loss for which NextEra Energy and FPL are not fully insured could materially and adversely affect their financial results.  NextEra Energy’s and FPL’s insurance may not be sufficient or effective under all circumstances and against all hazards or liabilities to which the companies may be subject.

The businesses and financial results of NextEra Energy and FPL could be negatively affected by the lack of a qualified workforce, work strikes or stoppages and increasing personnel costs.

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NextEra Energy and FPL may not be able effectively and profitably to obtain new customers, or grow their customer base, service existing customers and meet their other business plan goals if they do not attract and retain a qualified workforce.  The lack of a qualified workforce, including, for example, the loss or retirement of key executives and other employees, may adversely affect service and productivity and contribute to higher training and safety costs.  Over the next several years, a significant portion of NextEra Energy’s and FPL’s workforce, including, but not limited to, many workers with specialized skills maintaining and servicing the nuclear generation facilities and electrical infrastructure, will be eligible to retire.  Such highly skilled individuals may not be able to be replaced quickly due to the technically complex work they perform.  Personnel costs also may increase due to inflationary or competitive pressures on payroll and benefits costs and revised terms of collective bargaining agreements with union employees.  Employee strikes or work stoppages could disrupt operations and lead to a loss of customers and revenue.

Certain of NextEra Energy's and FPL's investments are subject to changes in market value and other risks, which may adversely affect NextEra Energy's and FPL's liquidity and financial results.

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NextEra Energy and FPL are required to maintain decommissioning funds to satisfy their future obligations to decommission their nuclear power plants.  In addition, NextEra Energy sponsors a qualified noncontributory defined benefit pension plan for substantially all employees of NextEra Energy and its subsidiaries.  A decline in the market value of the assets held in the decommissioning funds or in the defined benefit pension plan due to poor investment performance or other factors may increase the funding requirements for these obligations.  Moreover, NextEra Energy’s and FPL’s defined benefit pension plan is sensitive to changes in interest rates, since, as interest rates decrease, the funding liabilities increase, potentially increasing benefits costs and funding requirements.  Any increase in benefits costs or funding requirements may have an adverse effect on NextEra Energy’s and FPL’s liquidity and financial results.

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NextEra Energy holds other investments where changes in the fair value affect NextEra Energy's financial results.  In some cases there may be no observable market values for these investments, requiring fair value estimates to be based on other valuation techniques.  This type of analysis requires significant judgment and the actual values realized in a sale of these investments could differ materially from those estimated.  A sale of an investment below previously estimated value, or other decline in the fair value of an investment, could result in losses or the write-off of such investment, and may have an adverse effect on NextEra Energy's financial results.

Increasing costs associated with health care plans may adversely affect NextEra Energy's and FPL's financial results.

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The costs of providing health care benefits to employees and retirees have increased substantially in recent years.  NextEra Energy and FPL believe that their employee benefit costs, including, but not limited to, costs related to health care plans for employees and former employees, will continue to rise.  The increasing costs and funding requirements associated with NextEra Energy's and FPL's health care plans may adversely affect the companies' financial results.

The risks described herein are not the only risks facing NextEra Energy and FPL.  Additional risks and uncertainties not currently known to NextEra Energy or FPL, or that are currently deemed to be immaterial, also may materially adversely affect NextEra Energy's or FPL's business, financial condition, future financial results and/or liquidity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEXTERA ENERGY, INC.
(Registrant)

Date:  September 7, 2011

CHRIS N. FROGGATT
Chris N. Froggatt Vice President, Controller and Chief Accounting Officer